EXHIBIT 10.4

                             CALYON NEW YORK BRANCH
                           1301 Avenue of the Americas
                            New York, New York 10019


                                                           As of October 5, 2005

AHM SPV I, LLC
c/o American Home Mortgage Holdings, Inc.
538 Broadhollow Road
Melville, New York  11747

AMERICAN HOME MORTGAGE CORP.
538 Broadhollow Road
Melville, New York  11747

LA FAYETTE ASSET SECURITIZATION LLC
c/o  Calyon Building
1301 Avenue of the Americas
New York, New York 10019

CALYON NEW YORK BRANCH
Calyon Building
1301 Avenue of the Americas
New York, New York 10019

LLOYDS TSB BANK PLC
1251 Avenue of the Americas
39th Floor
New York, NY 10020


                              Re: Extension Letter

Ladies and Gentlemen:

            1. Reference is made to the Loan Agreement, dated as of August 8, 2003, as amended from time to time (the "Loan Agreement"), among AHM SPV I, LLC, a Delaware limited liability company (hereinafter, together with its successors and assigns, the "Borrower"), LA FAYETTE ASSET SECURITIZATION LLC, a Delaware limited liability company, as the Issuer (hereinafter, together with its successors and assigns, "Issuer"), CALYON NEW YORK BRANCH (hereinafter, together with its successors and assigns, "Calyon"), as the Administrative Agent and as a Bank, LLOYDS TSB BANK PLC

(hereinafter, together with its successors and assigns, "Lloyds"), as a Bank, and AMERICAN HOME MORTGAGE CORP., a New York corporation, as the Servicer (hereinafter, together with its successors and assigns "the Servicer"). Unless otherwise defined herein, capitalized terms have the meanings set forth in the Loan Agreement.

            2. The Borrower, Calyon, as a Bank and as the Administrative Agent, Lloyds, as a Bank, and the Servicer hereby agree that the Annual Extension Date, as set forth in the Loan Agreement, shall be and is hereby extended to November 18, 2005, as may be further extended by the Borrower, Calyon, as a Bank and as the Administrative Agent, Lloyds, as a Bank, and the Servicer.

            3. This Letter may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same letter. The delivery of a signed signature page to this Letter by telecopy transmission shall constitute due execution and delivery of this Letter for all purposes.

            4. Except as modified by this Letter, all of the provisions of the Loan Agreement and all of the provisions of all other documentation required to be delivered with respect thereto shall remain in full force and effect from and after the date hereof.

            5. This Letter and the rights and obligations of the parties under this letter shall be governed by, and construed in accordance with, the laws of the state of New York (without giving effect to the conflict of laws principles thereof, other than Section 5-1401 of the New York General Obligations Law, which shall apply hereto).

        IN WITNESS WHEREOF, this Letter has been duly executed and delivered by each signatory hereto and shall be effective as of the date hereof.


                                  CALYON NEW YORK BRANCH,
                                  as Administrative Agent and as a Bank


                                  By: /s/ Kostantina Kourmpetis
                                     --------------------------------------
                                  Name: Kostantina Kourmpetis
                                  Title: Managing Director


                                  By: /s/ Anthony Brown
                                     --------------------------------------
                                  Name: Anthony Brown
                                  Title: Vice President

Agreed and Accepted
as of the date first above noted:

AHM SPV I, LLC,
as Borrower

By: /s/ Alan Horn
    ---------------------------------
Name: Alan Horn
Title:   Secretary


AMERICAN HOME MORTGAGE CORP.,
as Servicer

By: /s/ Alan Horn
    --------------------------------
Name: Alan Horn
Title:   EVP, General Counsel and Secretary


LLOYDS TSB BANK PLC,
as a Bank

By: /s/ Michelle White
    --------------------------------
Name: Michelle White
Title: Assistant Vice President Structured Finance

By: /s/ Ian Dimmock
    --------------------------------
Name: Ian Dimmock
Title: Vice President Structured Finance